Fair Value of Financial Instruments 10K	6 Months Ended
Jun. 30, 2011
Fair Value Measures and Disclosures
Fair Value Disclosures [Text Block]

NOTE 10.  Fair Value of Financial Instruments

Fair value measurements are determined under a three-level hierarchy for fair value measurements that prioritizes the inputs to valuation techniques used to measure fair value, distinguishing between market participant assumptions developed based on market data obtained from sources independent of the reporting entity (“observable inputs”) and the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (“unobservable inputs”).

Fair value is the price that would be received to sell an asset or would be paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, we primarily use prices and other relevant information generated by market transactions involving identical or comparable assets (“market approach”). We also consider the impact of a significant decrease in volume and level of activity for an asset or liability when compared with normal activity to identify transactions that are not orderly.

The highest priority is given to unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Securities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

The three hierarchy levels are defined as follows:

Level 1 – Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

Credit risk adjustments are applied to reflect the Company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the Company’s own credit risk as observed in the credit default swap market.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2010:

	Level 1	Level 2	Level 3	Total

Financial Assets:
Cash and cash equivalents, including restricted cash	$2,310,592	$—	$—	$2,310,592

Financial Liabilities:
Warrant derivative liabilities	$—	$—	$2,240,962	$2,240,962

Put option derivative liability	$—	$—	$194,088	$194,088

The following table sets forth a reconciliation of changes in the year ended December 31, 2010, in the fair value of warrant derivative liabilities classified as level 3 in the fair value hierarchy:

Balance at January 1, 2010	$2,778,191
Additions - fair value of warrants issued in January 2010	17,915
Change in unrealized (gains) losses, net (1)	(555,144)
Transfers	—
Balance at December 31, 2010	$2,240,962

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(1)   Reported in other income and expenses in the Consolidated Statements of Operations.

The following table sets forth a reconciliation of changes in the year ended December 31, 2010, in the fair value of put option derivative liabilities classified as level 3 in the fair value hierarchy:

Balance at January 1, 2010	$––
Additions - fair value of put option on August 1, 2010	428,787
Change in unrealized (gains) losses, net (2)	(88,567)
Settlements	(146,132)
Balance at December 31, 2010	$194,088

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(2)   Reported in other income and expenses in the Consolidated Statements of Operations.